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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: January 16, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


             DELAWARE                   1-4300                41-0747868
   (State or Other Jurisdiction       (Commission          (I.R.S. Employer
         of Incorporation)           File Number)       Identification Number)


                              ONE POST OAK CENTRAL
                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-32580) filed on March 15, 2000, by Apache Corporation with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Registration Statement, amended on March 29, 2000, and declared effective by the SEC on March 30, 2000, relates to the shelf registration of certain securities including Apache common stock, par value $1.25 per share (the "Common Stock"), for delayed or continuous offering pursuant to Rule 415 under the Act of an aggregate initial offering price not to exceed $1,000,000,000. Reference is made to the Registration Statement for further information concerning the terms of the Common Stock and other securities and the offering thereof.

Exhibits are also filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-75633) filed on April 2, 1999, by Apache Corporation with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Registration Statement, amended on April 8, 1999, and declared effective by the SEC on April 9, 1999, relates to the shelf registration of certain securities including Common Stock, for delayed or continuous offering pursuant to Rule 415 under the Act of an aggregate initial offering price not to exceed $1,000,000,000. Reference is made to the Registration Statement for further information concerning the terms of the Common Stock and other securities and the offering thereof.

On January 16, 2003, Apache entered into a Purchase Agreement, dated January 16, 2003, between Apache and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in the Purchase Agreement (the "Underwriters"). The Purchase Agreement is listed under Item 7 as Exhibit 1.1, and is incorporated herein by reference.

On or about January 22, 2003, and under the Purchase Agreement, Apache will issue to the Underwriters, offering to the public, 9,430,000 shares of Common Stock, assuming the exercise of the Underwriters' over-allotment option, pursuant to the Prospectus Supplement, dated January 16, 2003, to the base Prospectus, dated March 30, 2000, and the base Prospectus, dated April 9,1999. The Prospectus Supplement is listed under Item 7 as Exhibit 99.1, and is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

    1.1 Purchase Agreement, dated January 16, 2003, between Apache and Morgan Stanley & Co. Incorporated.

    99.1 Prospectus Supplement, dated January 16, 2003, to Prospectus, dated March 30, 2000 (relating to the Registration Statement on Form S-3, Registration No. 333-32580), and to Prospectus, dated April 9, 1999 (relating to the Registration Statement on Form S-3, Registration No. 333-75633).

    99.2 Press Release, dated January 16, 2003, "Apache Announces Pricing of Equity Offering."





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ITEM 9.  REGULATION FD DISCLOSURE.

Apache Corporation issued a news release on January 16, 2003, in accordance with SEC Rule 134, announcing that Apache has priced its offering of Common Stock at a public offering price of $61.00 per share. This news release is furnished as
Exhibit 99.2 to this report.

The information in Item 9 of this report (including the Exhibits described in Item 9 as furnished with this report) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Apache under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in
Item 9 of this report is not intended to, and does not, constitute a determination or admission by Apache that the information in Item 9 of this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Apache or any of its affiliates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           APACHE CORPORATION


Date:  January 16, 2003                    By: /s/ ERIC L. HARRY
                                               ---------------------------------
                                               Eric L. Harry
                                               Vice President and
                                               Associate General Counsel




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                                INDEX TO EXHIBITS


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

    1.1 Purchase Agreement, dated January 16, 2003, between Apache and Morgan Stanley & Co. Incorporated.

    99.1 Prospectus Supplement, dated January 16, 2003, to Prospectus, dated March 30, 2000 (relating to the Registration Statement on Form S-3, Registration No. 333-32580), and to Prospectus, dated April 9, 1999 (relating to the Registration Statement on Form S-3, Registration No. 333-75633).

    99.2 Press Release, dated January 16, 2003, "Apache Announces Pricing of Equity Offering."